STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income
Net appreciation in fair value of investments	$ 41,788,639	$ 58,898,818
Interest and dividends	34,260,845	20,129,089
Other income	0	14,291
Total investment income	76,049,484	79,042,198
Interest on notes receivable from participants	320,924	244,261
Contributions:
Participant	23,772,788	24,240,250
Employer	13,735,288	13,739,706
Participant rollovers	8,749,639	2,926,989
Total contributions	46,257,715	40,906,945
EBP, Change in Net Asset Available for Benefit, Increase	122,628,123	120,193,404
Deductions:
Benefits paid to participants	51,710,737	56,052,889
Administrative expenses	213,084	231,385
Total deductions	51,923,821	56,284,274
Net increase in net assets available for plan benefits	70,704,302	63,909,130
Net assets available for benefits:
Beginning of year	569,078,655	505,169,525
End of year	$ 639,782,957	$ 569,078,655